Exhibit 99.1

AMEDISYS REPORTS THIRD QUARTER 2020 FINANCIAL RESULTS

UPDATES 2020 GUIDANCE

BATON ROUGE, Louisiana (October 28, 2020) — Amedisys, Inc. (NASDAQ: AMED) today reported its financial results for the three and nine-month periods ended September 30, 2020.

Three-Month Periods Ended September 30, 2020 and 2019

•	Net service revenue increased $49.5 million to $544.1 million compared to $494.6 million in 2019.

•	Net income attributable to Amedisys, Inc. of $72.0 million compared to $34.1 million in 2019.

•	Net income attributable to Amedisys, Inc. per diluted share of $2.16 (inclusive of $0.72 income tax benefit related to executive stock option exercise) compared to $1.03 in 2019.

Adjusted Quarterly Results*

•	Adjusted EBITDA of $75.7 million compared to $56.8 million in 2019.

•	Adjusted net service revenue of $544.1 million compared to $494.6 million in 2019.

•	Adjusted net income attributable to Amedisys, Inc. of $74.6 million compared to $37.9 million in 2019.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $2.24 (inclusive of $0.72 income tax benefit related to executive stock option exercise) compared to $1.15 in 2019.

Nine-Month Periods Ended September 30, 2020 and 2019

•	Net service revenue increased $65.9 million to $1,520.8 million compared to $1,454.9 million in 2019.

•	Net income attributable to Amedisys, Inc. of $138.5 million compared to $99.2 million in 2019.

•	Net income attributable to Amedisys, Inc. per diluted share of $4.16 (inclusive of $0.72 income tax benefit related to executive stock option exercise) compared to $3.01 in 2019.

Adjusted Year to Date Results*

•	Adjusted EBITDA of $195.4 million compared to $173.0 million in 2019.

•	Adjusted net service revenue of $1,520.8 million compared to $1,460.9 million in 2019.

•	Adjusted net income attributable to Amedisys, Inc. of $153.9 million compared to $114.2 million in 2019.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $4.63 (inclusive of $0.72 income tax benefit related to executive stock option exercise) compared to $3.47 in 2019.

*	See pages 13-15 for the definition and reconciliations of non-GAAP financial measures to GAAP measures.

Paul B. Kusserow, President and Chief Executive Officer stated, “I am very proud of our third quarter results which have bested both our internal and external expectations and have allowed us to increase our full year 2020 guidance ranges. Home health and hospice have shown strong recoveries and returned to growth this quarter which is no small feat given the continued impact of COIVD-19. We are well underway with our integration of Aseracare, have paid down a large portion of our already low debt and continue to drive prodigious amounts of cash flow. Most importantly, we have done all of this while delivering the highest quality care and continuing our relentless focus on clinical quality. The importance of caring for people in their homes, wherever they call home, has never been more evident, and as such, we are well positioned for continued success. A special thank you to all of our clinician staff for continuing to do what you do best. It is because of your compassion, bravery and tireless efforts that we are able to deliver another great quarter.”

Updated 2020 Guidance

•	Net service revenue is anticipated to be in the range of $2.067 billion to $2.072 billion.

•	Adjusted EBITDA is anticipated to be in the range of $269 million to $272 million.

•

Adjusted diluted earnings per share is anticipated to be in the range of $6.02 to $6.08 (inclusive of $0.72 income tax benefit related to executive stock option exercise) based on an estimated 33.4 million shares outstanding.

This guidance excludes the effects of any future acquisitions, if any are made.

We urge caution in considering the current trends and 2020 guidance disclosed in this press release. The home health, hospice and personal care industries are highly competitive and subject to intensive regulations, and trends are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com.

Earnings Call and Webcast Information

Amedisys will host a conference call on Thursday, October 29, 2020, at 11:00 a.m. ET to discuss its third quarter results. To participate on the conference call, please call before 11:00 a.m. ET to either (877) 524-8416 (Toll-Free) or (412) 902-1028 (Toll). A replay of the conference call will be available through November 29, 2020 by dialing (877) 660-6853 (Toll-Free) or (201) 612-7415 (Toll) and entering conference ID #13712002.

A live webcast of the call will be accessible through our website on our Investor Relations section at the following web address: http://investors.amedisys.com.

Non-GAAP Financial Measures

This press release includes reconciliations of the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”) to non-GAAP financial measures. The non-GAAP financial measures as defined under SEC rules are as follows: (1) adjusted EBITDA, defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, excluding certain items; (2) adjusted net service revenue, defined as net service revenue excluding certain items; (3) adjusted other operating income, defined as other operating income excluding certain items; (4) adjusted net income attributable to Amedisys, Inc., defined as net income attributable to Amedisys, Inc. excluding certain items; and (5) adjusted net income attributable to Amedisys, Inc. per diluted share, defined as net income attributable to Amedisys, Inc. common stockholders per diluted share excluding certain items. Management believes that these non-GAAP financial measures, when reviewed in conjunction with GAAP financial measures, are useful gauges of our current performance and are also included in internal management reporting. These non-GAAP financial measures should be considered in addition to, and not more meaningful than or as an alternative to the GAAP financial measures presented in this earnings release and the company’s financial statements. Non-GAAP measures as presented herein may not be comparable to similarly titled measures reported by other companies since not all companies calculate these non-GAAP measures consistently.

Additional Information

Amedisys, Inc. (the “Company”) is a leading healthcare at home company delivering personalized home health, hospice and personal care. Amedisys is focused on delivering the care that is best for our patients, whether that is home-based personal care; recovery and rehabilitation after an operation or injury; care focused on empowering our patients to manage a chronic disease; or hospice care at the end of life. More than 2,600 hospitals and 67,000 physicians nationwide have chosen Amedisys as a partner in post-acute care. Founded in 1982, headquartered in Baton Rouge, LA with an executive office in Nashville, TN, Amedisys is a publicly held company. With more than 21,000 employees in 516 care centers within 39 states and the District of Columbia, Amedisys is dedicated to delivering the highest quality of care to the doorsteps of more than 415,000 patients and clients in need every year. For more information about the Company, please visit: www.amedisys.com.

We use our website as a channel of distribution for important company information. Important information, including press releases, investor presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “strategy,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “could,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: the impact of the novel coronavirus pandemic (“COVID-19”), including the measures that have been and may be taken by governmental authorities to mitigate it, on our business, financial condition and results of operations, changes in or our failure to comply with existing federal and state laws or regulations or the inability to comply with new government regulations on a timely basis, changes in Medicare and other medical payment levels, our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively, competition in the healthcare industry, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to consistently provide high-quality care, our ability to attract and retain qualified personnel, our ability to keep our patients and employees safe, changes in payments and covered services by federal and state governments, future cost containment initiatives undertaken by third-party payors, our access to financing, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disaster, acts of terrorism, widespread protest or civil unrest, our ability to integrate, manage and keep our information systems secure, our ability to realize the anticipated benefits of acquisitions and changes in law or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Contact:	Investor Contact:	Media Contact:
	Amedisys, Inc.	Amedisys, Inc.
	Nick Muscato	Kendra Kimmons
	Senior Vice President, Finance	Vice President, Marketing & Communications
	(855) 259-2046	(225) 299-3720
	IR@amedisys.com	kendra.kimmons@amedisys.com

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except per share data)

(Unaudited)

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2020	2019	2020	2019
Net service revenue	$544,070	$494,631	$1,520,814	$1,454,955
Other operating income	4,812	—	27,592	—
Cost of service, excluding depreciation and amortization	297,668	288,708	878,633	854,734
General and administrative expenses:
Salaries and benefits	123,146	99,941	330,329	293,127
Non-cash compensation	7,124	6,298	19,758	18,451
Other	49,348	48,474	142,616	140,284
Depreciation and amortization	8,283	4,366	19,955	12,440

Operating expenses	485,569	447,787	1,391,291	1,319,036

Operating income	63,313	46,844	157,115	135,919
Other income (expense):
Interest income	31	15	258	59
Interest expense	(2,692)	(3,778)	(8,675)	(11,459)
Equity in earnings from equity method investments	1,435	(812)	2,399	4,120
Miscellaneous, net	122	1,975	(2,318)	2,404

Total other expense, net	(1,104)	(2,600)	(8,336)	(4,876)

Income before income taxes	62,209	44,244	148,779	131,043
Income tax benefit (expense)	10,202	(9,919)	(9,175)	(31,105)

Net income	72,411	34,325	139,604	99,938
Net income attributable to noncontrolling interests	(430)	(193)	(1,147)	(760)

Net income attributable to Amedisys, Inc.	$71,981	$34,132	$138,457	$99,178

Basic earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$2.20	$1.06	$4.26	$3.09
Weighted average shares outstanding	32,662	32,211	32,469	32,096
Diluted earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$2.16	$1.03	$4.16	$3.01
Weighted average shares outstanding	33,260	33,002	33,267	32,944

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except share data)

	September 30, 2020 (unaudited)	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$112,904	$30,294
Restricted cash	2,549	66,196
Patient accounts receivable	250,777	237,596
Prepaid expenses	14,906	8,243
Other current assets	30,114	8,225

Total current assets	411,250	350,554
Property and equipment, net of accumulated depreciation of $101,512 and $96,137	24,104	28,113
Operating lease right of use assets	94,273	84,791
Goodwill	931,483	658,500
Intangible assets, net of accumulated amortization of $17,165 and $7,044	84,143	64,748
Deferred income taxes	24,189	21,427
Other assets	33,278	54,612

Total assets	$1,602,720	$1,262,745

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$39,037	$31,259
Payroll and employee benefits	126,543	120,877
Accrued expenses	170,743	137,111
Provider relief fund advance	60,000	—
Current portion of long-term obligations	10,711	9,927
Current portion of operating lease liabilities	30,462	27,769

Total current liabilities	437,496	326,943
Long-term obligations, less current portion	300,576	232,256
Operating lease liabilities, less current portion	62,519	56,128
Other long-term obligations	44,386	5,905

Total liabilities	844,977	621,232

Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 37,457,444 and 36,638,021 shares issued; and 32,802,785 and 32,284,051 shares outstanding	37	37
Additional paid-in capital	690,099	645,256
Treasury stock, at cost 4,654,659 and 4,353,970 shares of common stock	(318,771)	(251,241)
Accumulated other comprehensive income	—	15
Retained earnings	384,840	246,383

Total Amedisys, Inc. stockholders’ equity	756,205	640,450
Noncontrolling interests	1,538	1,063

Total equity	757,743	641,513

Total liabilities and equity	$1,602,720	$1,262,745

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS AND DAYS REVENUE OUTSTANDING

(Amounts in thousands, except statistical information)

(Unaudited)

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2020	2019	2020	2019
Cash Flows from Operating Activities:
Net income	$72,411	$34,325	$139,604	$99,938
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	8,283	4,366	19,955	12,440
Non-cash compensation	7,124	6,298	19,758	18,451
Non-cash 401(k) employer match	—	2,859	—	7,545
Amortization and impairment of operating lease right of use assets	10,591	9,519	29,149	27,014
Loss (gain) on disposal of property and equipment	17	8	(77)	6
Loss on sale of equity method investment	—	—	2,980	—
Write-off of other comprehensive income	—	—	(15)	—
Deferred income taxes	1,274	11,923	(2,762)	17,798
Equity in earnings from equity method investments	(1,435)	812	(2,399)	(4,120)
Amortization of deferred debt issuance costs/debt discount	216	220	653	653
Return on equity investment	1,175	2,885	3,919	3,727
Changes in operating assets and liabilities, net of impact of acquisitions:
Patient accounts receivable	(2,511)	(15,304)	6,486	(39,469)
Other current assets	(24,748)	(1,851)	(28,217)	(10,194)
Other assets	584	258	(91)	202
Accounts payable	4,825	1,330	(1,627)	(8,145)
Accrued expenses	(2,396)	(1,359)	25,594	27,903
Other long-term obligations	17,735	(50)	38,481	(231)
Operating lease liabilities	(9,211)	(7,916)	(25,576)	(24,116)
Operating lease right of use assets	(851)	(868)	(2,775)	(2,622)

Net cash provided by operating activities	83,083	47,455	223,040	126,780

Cash Flows from Investing Activities:
Proceeds from sale of deferred compensation plan assets	73	74	94	287
Proceeds from the sale of property and equipment	—	12	80	158
Purchases of property and equipment	(1,294)	(3,644)	(2,995)	(6,337)
Investments in equity method investees	—	—	(875)	(210)
Proceeds from sale of equity method investment	—	—	17,876	—
Acquisitions of businesses, net of cash acquired	—	(46)	(299,723)	(345,460)

Net cash used in investing activities	(1,221)	(3,604)	(285,543)	(351,562)

Cash Flows from Financing Activities:
Proceeds from issuance of stock upon exercise of stock options	3,123	2,045	6,070	3,388
Proceeds from issuance of stock to employee stock purchase plan	914	850	2,600	2,384
Shares withheld to pay taxes on non-cash compensation	(47,788)	(4,895)	(54,172)	(9,385)
Noncontrolling interest distribution	(300)	(453)	(672)	(910)
Proceeds from borrowings under term loan	—	—	—	175,000
Proceeds from borrowings under revolving line of credit	7,500	8,000	432,000	192,500
Repayments of borrowings under revolving line of credit	(97,500)	(41,000)	(357,000)	(133,000)
Principal payments of long-term obligations	(2,685)	(1,543)	(7,360)	(3,820)
Debt issuance costs	—	—	—	(847)
Provider relief fund advance	(10,000)	—	60,000	—

Net cash provided by (used in) financing activities	(146,736)	(36,996)	81,466	225,310
Net (decrease) increase in cash, cash equivalents and restricted cash	(64,874)	6,855	18,963	528
Cash, cash equivalents and restricted cash at beginning of period	180,327	13,902	96,490	20,229

Cash, cash equivalents and restricted cash at end of period	$115,453	$20,757	$115,453	$20,757

Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$1,610	$3,569	$4,902	$7,756

Cash paid for income taxes, net of refunds received	$22,137	$9,807	$30,290	$17,656

Cash paid for operating lease liabilities	$10,062	$8,784	$28,351	$26,738

Cash paid for finance lease liabilities	$497	$—	$1,483	$792

Supplemental Disclosures of Non-Cash Activity:
Right of use assets obtained in exchange for operating lease liabilities	$10,982	$4,635	$29,876	$110,304

Right of use assets obtained in exchange for finance lease liabilities	$335	$845	$822	$1,806

Reductions to right of use assets resulting from reductions to operating lease liabilities	$360	$324	$767	$1,235

Days revenue outstanding (1)	40.0	44.5	40.0	44.5

(1)

Our calculation of days revenue outstanding at September 30, 2020 and 2019 is derived by dividing our ending patient accounts receivable by our average daily patient revenue for the three-month periods ended September 30, 2020 and 2019, respectively.

AMEDISYS, INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Amounts in millions, except statistical information)

(Unaudited)

Segment Information - Home Health

	For the Three-Month Periods Ended September 30,
	2020	2019
Financial Information (in millions):
Medicare	$222.2	$211.5
Non-Medicare	103.8	100.0

Net service revenue	326.0	311.5
Other operating income	2.6	—
Cost of service	180.0	188.9

Gross margin	148.6	122.6
Other operating expenses	79.8	76.5

Operating income	$68.8	$46.1

Same Store Growth (1):
Medicare revenue	5%	2%
Non-Medicare revenue	4%	16%
Total admissions	5%	9%
Total volume (2)	6%	6%
Key Statistical Data - Total (3):
Admissions	85,578	81,937
Recertifications	47,094	43,340

Total volume	132,672	125,277
Medicare completed episodes (6)	77,552	75,807
Average Medicare revenue per completed episode (4) (6)	$2,886	$2,836
Medicare visits per completed episode (5) (6)	14.4	16.9
Visiting Clinician Cost per Visit	$89.10	$83.68
Clinical Manager Cost per Visit	$8.91	$8.09

Total Cost per Visit	$98.01	$91.77
Visits	1,836,895	2,057,184

	For the Nine-Month Periods Ended September 30,
	2020	2019
Financial Information (in millions):
Medicare	$619.0	$644.0
Non-Medicare	300.8	296.2

Net service revenue	919.8	940.2
Other operating income	17.7	—
Cost of service	543.8	562.4

Gross margin	393.7	377.8
Other operating expenses	229.6	224.0

Operating income	$164.1	$153.8

Same Store Growth (1):
Medicare revenue	(4%)	4%
Non-Medicare revenue	2%	18%
Total admissions	(1%)	7%
Total volume (2)	2%	6%
Key Statistical Data - Total (3):
Admissions	245,880	247,669
Recertifications	135,263	128,496

Total volume	381,143	376,165
Medicare completed episodes (6)	221,848	229,229
Average Medicare revenue per completed episode (4) (6)	$2,811	$2,853
Medicare visits per completed episode (5) (6)	15.2	17.1
Visiting Clinician Cost per Visit	$88.64	$82.23
Clinical Manager Cost per Visit	$9.10	$7.91

Total Cost per Visit	$97.74	$90.14
Visits	5,563,992	6,238,758

(1)

Same store information represents the percent change in our Medicare, Non-Medicare and Total revenue, admissions or volume for the period as a percent of the Medicare, Non-Medicare and Total revenue, admissions or volume of the prior period. Effective July 1, 2019, same store is defined as care centers that we have operated for at least the last twelve months and startups that are an expansion of a same store care center.

(2)	Total volume includes all admissions and recertifications.
(3)	Total includes acquisitions and denovos.
(4)

Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care. Average Medicare revenue per completed episode for the three and nine-month periods ended September 30, 2020 reflects the suspension of sequestration effective May 1, 2020. Additionally average Medicare revenue per completed episode for the nine-month period ended September 30, 2020 reflects the transition to PDGM during the year and therefore includes reimbursement under both the 60-day episode of care (pre-PDGM) payment rate and the 30-day period of care (PDGM) payment rate.

(5)	Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.
(6)	Prior year amounts have been recast to conform to the current year calculation.

Segment Information - Hospice

	For the Three-Month Periods Ended September 30,
	2020	2019
Financial Information (in millions):
Medicare	$189.0	$153.5
Non-Medicare	10.7	8.9

Net service revenue	199.7	162.4
Other operating income	1.7	—
Cost of service	104.1	84.5

Gross margin	97.3	77.9
Other operating expenses	48.4	36.2

Operating income	$48.9	$41.7

Same Store Growth (1):
Medicare revenue	3%	10%
Hospice admissions	9%	4%
Average daily census	—%	5%
Key Statistical Data - Total (2):
Hospice admissions	13,026	9,914
Average daily census	13,953	11,565
Revenue per day, net	$155.57	$152.67
Cost of service per day	$81.05	$79.51
Average discharge length of stay	101	98

	For the Nine-Month Periods Ended September 30,
	2020	2019
Financial Information (in millions):
Medicare	$516.5	$430.0
Non-Medicare	29.7	22.6

Net service revenue	546.2	452.6
Other operating income	8.9	—
Cost of service	293.1	245.9

Gross margin	262.0	206.7
Other operating expenses	129.1	100.9

Operating income	$132.9	$105.8

Same Store Growth (1):
Medicare revenue	4%	6%
Hospice admissions	3%	5%
Average daily census	1%	6%
Key Statistical Data - Total (2):
Hospice admissions	35,755	30,055
Average daily census	12,841	10,997
Revenue per day, net	$155.23	$150.77
Cost of service per day	$83.29	$81.92
Average discharge length of stay	98	98

(1)

Same store information represents the percent change in our Medicare revenue, Hospice admissions or average daily census for the period as a percent of the Medicare revenue, Hospice admissions or average daily census of the prior period. Effective July 1, 2019, same store is defined as care centers that we have operated for at least the last twelve months and startups that are an expansion of a same store care center.

(2)	Total includes acquisitions and denovos.

Segment Information - Personal Care

	For the Three-Month Periods Ended September 30,
	2020	2019
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	18.4	20.7

Net service revenue	18.4	20.7
Other operating income	0.5	—
Cost of service	13.5	15.3

Gross margin	5.4	5.4
Other operating expenses	3.2	3.1

Operating income	$2.2	$2.3

Key Statistical Data - Total (1):
Billable hours	673,161	824,251
Clients served	10,153	12,687
Shifts	280,470	370,451
Revenue per hour	$27.33	$25.12
Revenue per shift	$65.59	$55.90
Hours per shift	2.4	2.2

	For the Nine-Month Periods Ended September 30,
	2020	2019
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	54.8	62.1

Net service revenue	54.8	62.1
Other operating income	1.0	—
Cost of service	41.7	46.4

Gross margin	14.1	15.7
Other operating expenses	9.6	9.5

Operating income	$4.5	$6.2

Key Statistical Data - Total (1):
Billable hours	2,067,958	2,506,113
Clients served	14,057	16,134
Shifts	896,141	1,128,920
Revenue per hour	$26.51	$24.77
Revenue per shift	$61.18	$55.00
Hours per shift	2.3	2.2

(1)	Total includes acquisitions.

Segment Information - Corporate

	For the Three-Month Periods Ended September 30,
	2020	2019
Financial Information (in millions):
Other operating expenses	$49.9	$40.4
Depreciation and amortization	6.7	2.9

Total operating expenses	$56.6	$43.3

	For the Nine-Month Periods Ended September 30,
	2020	2019
Financial Information (in millions):
Other operating expenses	$129.2	$122.0
Depreciation and amortization	15.2	7.9

Total operating expenses	$144.4	$129.9

AMEDISYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES

(Amounts in thousands)

(Unaudited)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”) Reconciliation:

	For the Three- Month Periods Ended September 30,		For the Nine- Month Periods Ended September 30,
	2020	2019	2020	2019
Net income attributable to Amedisys, Inc.	$71,981	$34,132	$138,457	$99,178
Add:
Income tax (benefit) expense	(10,202)	9,919	9,175	31,105
Interest expense, net	2,661	3,763	8,417	11,400
Depreciation and amortization	8,283	4,366	19,955	12,440
Certain items (1)	3,494	5,088	20,843	20,259
Interest component of certain items (1)	(558)	(451)	(1,450)	(1,338)

Adjusted EBITDA (2) (7)	$75,659	$56,817	$195,397	$173,044

Adjusted Net Service Revenue Reconciliation:

	For the Three- Month Periods Ended September 30,		For the Nine- Month Periods Ended September 30,
	2020	2019	2020	2019
Net service revenue	$544,070	$494,631	$1,520,814	$1,454,955
Add:
Certain items (1)	—	—	—	5,993

Adjusted net service revenue (3) (7)	$544,070	$494,631	$1,520,814	$1,460,948

Adjusted Other Operating Income Reconciliation:

	For the Three- Month Periods Ended September 30,		For the Nine- Month Periods Ended September 30,
	2020	2019	2020	2019
Other operating income	$4,812	$—	$27,592	$—
Add:
Certain items (1)	(4,812)	—	(27,592)	—

Adjusted other operating income (4) (7)	$—	$—	$—	$—

Adjusted Net Income Attributable to Amedisys, Inc Reconciliation:

	For the Three- Month Periods Ended September 30,		For the Nine- Month Periods Ended September 30,
	2020	2019	2020	2019
Net income attributable to Amedisys, Inc.	$71,981	$34,132	$138,457	$99,178
Add:
Certain items (1)	2,585	3,765	15,424	14,992

Adjusted net income attributable to Amedisys, Inc. (5) (7)	$74,566	$37,897	$153,881	$114,170

Adjusted Net Income Attributable to Amedisys, Inc. per Diluted Share Reconciliation:

	For the Three- Month Periods Ended September 30,		For the Nine- Month Periods Ended September 30,
	2020	2019	2020	2019
Net income attributable to Amedisys, Inc. common stockholders per diluted share	$2.16	$1.03	$4.16	$3.01
Add:
Certain items (1)	0.08	0.11	0.46	0.46

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share (6) (7)	$2.24	$1.15	$4.63	$3.47

(1)	The following details the certain items for the three and nine-month periods ended September 30, 2020 and 2019:

Certain Items:

	For the Three-Month Period Ended September 30, 2020	For the Nine-Month Period Ended September 30, 2020
	(Income) Expense	(Income) Expense
Certain Items Impacting Other Operating Income:
CARES Act & State COVID-19 grants	$(4,812)	$(27,592)
Certain Items Impacting Cost of Service:
COVID-19 costs	4,389	27,399
Severance - reductions in staffing levels	(550)	4,633
Certain Items Impacting Operating Expenses:
Acquisition and integration costs	3,626	9,561
COVID-19 costs	322	1,385
Severance - reductions in staffing levels	—	271
Certain Items Impacting Total Other Income (Expense):
Interest component of certain items	558	1,450
Other (income) expense, net	(39)	3,736

Total	$3,494	$20,843

Net of tax	2,585	15,424

Diluted EPS	$0.08	$0.46

	For the Three-Month Period Ended September 30, 2019	For the Nine-Month Period Ended September 30, 2019
	(Income) Expense	(Income) Expense
Certain Items Impacting Net Service Revenue:
Contingency accrual	$—	$6,541
Planned closures (8)	—	(548)
Certain Items Impacting Cost of Service:
Planned closures (8)	15	1,172
Certain Items Impacting Operating Expenses:
Planned closures (8)	28	185
Acquisition and integration costs	4,141	14,393
Legal fees - non-routine	397	373
Certain Items Impacting Total Other Income (Expense):
Interest component of certain items	451	1,338
Other (income) expense, net	56	(3,195)

Total	$5,088	$20,259

Net of tax	3,765	14,992

Diluted EPS	$0.11	$0.46

(2)

Adjusted EBITDA is defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, excluding certain items as described in footnote 1.

(3)	Adjusted net service revenue is defined as net service revenue excluding certain items as described in footnote 1.
(4)	Adjusted other operating income is defined as other operating income excluding certain items as described in footnote 1.
(5)	Adjusted net income attributable to Amedisys, Inc. is defined as net income attributable to Amedisys, Inc. calculated in accordance with GAAP excluding certain items as described in footnote 1.
(6)

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income per share calculated in accordance with GAAP excluding the earnings per share effect of certain items as described in footnote 1.

(7)

Adjusted EBITDA, adjusted net service revenue, adjusted other operating income, adjusted net income attributable to Amedisys, Inc. and adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes or other measures calculated in accordance with GAAP. These calculations may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate these non-GAAP financial measures in the same manner.

(8)	Planned closures consist of in-patient units acquired from Compassionate Care Hospice whose operations ceased in April 2019.